                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K



                                   CURRENT REPORT

             Pursuant to Section 13 or 15(d) of The Securities Exchange
                                     Act of 1934

             Date of Report (Date of earliest event reported):  July 11, 1997


                           Commission file number:  0-20923

                                 SUMMIT DESIGN, INC.
               (Exact name of registrant as specified in its charter)

                       DELAWARE                                     93-1137888
   (State or other jurisdiction of incorporation      (I.R.S. Employer Identification Number)
                  or organization)


                              9305 S. W. GEMINI DRIVE,
                              BEAVERTON, OREGON  97008
                       (Address of principal executive office)


          Registrant's Telephone number, including area code:  (503) 643-9281

                              SUMMIT DESIGN, INC.
                                   FORM 8-K
                                     INDEX


ITEM           DESCRIPTION
----           -----------
Item 2.        Acquisition or Disposition of Assets                               3

Item 7.        Financial Statements and Exhibits

               Pro Forma Condensed Consolidated Balance Sheet as of
               March 31, 1997 (unaudited)                                          4

               Pro Forma Condensed Consolidated Statement of Operations
               for the three months ended March 31, 1997 (unaudited).              5

               Pro Forma Condensed Consolidated Statement of Operations
               for the year ended December 31, 1996 (unaudited).                   6

               Notes to Pro Forma Condensed Consolidated Financial Statements.     7

               Exhibits                                                            8



                                        2



ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS


     On July 11, 1997, Summit Design, Inc. (the "Company") and its wholly owned subsidiary, Test Systems Strategies, Inc., an Oregon corporation
("TSSI"), sold substantially all of the assets related to the Company's business of developing and marketing its Test Development Series ("TDS") products to Credence Systems Corporation ("CSC") for $5.0 million in cash pursuant to an Asset Purchase Agreement, dated as of May 19, 1997, among the Company, CSC, TSSI and Test Systems Strategies, Inc., a Delaware corporation and wholly-owned subsidiary of CSC. The sale was effective as of July 1, 1997. CSC also assumed certain liabilities, including the Company's obligations under TDS maintenance contracts entered into prior to the closing.

     The Company and CSC also entered into a Software OEM License Agreement pursuant to which CSC agreed to purchase $16.0 million of Visual Testbench licenses, and $2.0 million of interface licenses over a 30-month period subject to specified quarterly maximums and certain additional conditions.
Additionally, CSC entered into an 18-month maintenance agreement for $2.0 million associated with the Visual Testbench product.



                                        3



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

                          SUMMIT DESIGN, INC. AND SUBSIDIARIES
                          PRO FORMA CONSOLIDATED BALANCE SHEET
                                      (Unaudited)
                                     March 31, 1997
                                     (In thousands)



                                             Summit Design, Inc.    Pro Forma            Pro Forma
                                                As Reported        Adjustments          As Adjusted
                                             -------------------   ------------         ------------
                 ASSETS
Current assets:
 Cash and cash equivalents..................     $  19,859            $  7,000     a    $  26,859
 Accounts receivable, less allowance for
   doubtful accounts of $375................         5,888                                  5,888
 Prepaid expenses and other.................           498                  (5)    a          493
                                                ----------          ----------         ----------
  Total current assets......................        26,245               6,995             33,240

Furniture and equipment, net................         1,908                (348)    a        1,560
Deferred taxes..............................           500               1,828     b        2,328
Deposits and other assets...................           487                                    487
                                                ----------          ----------         ----------
   Total assets.............................     $  29,140            $  8,475          $  37,615
                                                ----------          ----------         ----------
                                                ----------          ----------         ----------
               LIABILITIES
Current liabilities:
 Long-term debt, current portion............     $     391            $     --          $     391
 Capital lease obligation, current portion..            34                  --                 34
 Accounts payable...........................         1,860                                  1,860
 Accrued liabilities........................         2,773                 120      b       2,893
 Deferred revenue...........................         2,732              (1,005)     a       1,727
                                                ----------          ----------         ----------
  Total current liabilities.................         7,790                (885)             6,905

Long-term debt, less current portion........           675                  --                675
Capital lease obligations, less
 current portion............................            92                  --                 92
Deferred revenue, less current portion......           175                  --                175
                                                ----------          ----------         ----------
  Total liabilities.........................         8,732                (885)             7,847
Commitments and contingencies

           STOCKHOLDERS' EQUITY
Common stock, $.01 par value. Authorized
30,000 shares; issued and outstanding
13,907 shares at March 31, 1997.............           139                                   139
Additional paid-in capital..................        33,249                                 33,249
Accumulated deficit.........................       (12,980)              7,652      a      (3,620)
                                                                         1,708      b
                                                ----------          ----------         ----------
  Total stockholders' equity................        20,408               9,360             29,768
                                                ----------          ----------         ----------
   Total liabilities and stockholders'
     equity.................................     $  29,140             $ 8,475          $  37,615
                                                ----------          ----------         ----------
                                                ----------          ----------         ----------





                The accompanying notes are an integral part of the
                   pro forma consolidated financial statements

                              SUMMIT DESIGN, INC. AND SUBSIDIARIES
                         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                           (Unaudited)
                                Three Months Ended March 31, 1997
                              (In thousands, except per share data)


                                                   Summit Design, Inc.   Pro Forma            Pro Forma
                                                      As Reported        Adjustments         As Adjusted
                                                  -------------------   ------------         ------------
Revenue:
 Product licenses...............................         $  4,878      $  (1,090)       c     $  5,988
                                                                           2,200        d

 Maintenance and services.......................            1,481           (743)       c        1,071
                                                                             333        d
 Other..........................................              142            (25)       c          117
                                                      -----------    -----------            ----------
  Total revenue.................................            6,501            675                 7,176
                                                      -----------    -----------            ----------

Cost of revenue:
 Product licenses...............................              185            (33)       c          262
                                                                             110        d
 Maintenance and services.......................              109            (39)       c           87
                                                                              17        d
                                                      -----------    -----------            ----------
  Total cost of revenue.........................              294             55                   349
                                                      -----------    -----------            ----------
   Gross profit.................................            6,207            620                 6,827
                                                      -----------    -----------            ----------

Operating expenses:
 Research and development.......................            1,431           (366)       c        1,065
 Sales and marketing............................            2,517           (538)       c        1,979
 General and administrative.....................            1,177            (25)       c        1,152
                                                      -----------    -----------            ----------
  Total operating expenses......................            5,125           (929)                4,196
                                                      -----------    -----------            ----------

Income from operations..........................            1,082          1,549                 2,631

Interest expense................................               (7)                                  (7)
Other income (expense), net.....................              218                                  218
                                                      -----------    -----------            ----------
Income before income taxes......................            1,293          1,549                 2,842
Income tax provision............................               80          1,067        e        1,147
                                                      -----------    -----------            ----------
Net income......................................         $  1,213       $    482              $  1,695
                                                      -----------    -----------            ----------
                                                      -----------    -----------            ----------
Net income per share............................         $   0.08                              $  0.11
                                                      -----------                           ----------
                                                      -----------                           ----------
Number of shares used in per share calculation..           14,829                               14,829



                      The accompanying notes are an integral part of the
                          consolidated pro forma financial statements

                         SUMMIT DESIGN, INC. AND SUBSIDIARIES
                    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         for the year ended December 31, 1996
                         (In thousands, except per share data)


                                                    Summit Design, Inc.   Pro Forma           Pro Forma
                                                       As Reported       Adjustments         As Adjusted
                                                    ------------------   -----------         -----------
Revenue:
 Product licenses...............................        $  15,179        $  (4,235)     c     $  22,344
                                                                            11,400      d

 Maintenance and services.......................            4,215           (2,996)     c         2,552
                                                                             1,333      d
 Other..........................................              567             (100)     c           467
                                                     ------------     ------------         ------------
  Total revenue.................................           19,961            5,402               25,363
                                                     ------------     ------------         ------------
Cost of revenue:
 Product licenses...............................              571             (158)     c           983
                                                                               570      d
 Maintenance and services.......................              439             (180)     c           325
                                                                                66      d
                                                     ------------     ------------         ------------
  Total cost of revenue.........................            1,010              298                1,308
                                                     ------------     ------------         ------------
   Gross profit.................................           18,951            5,104               24,055
                                                     ------------     ------------         ------------

Operating expenses:
 Research and development.......................            5,204           (1,703)     c         3,501
 Sales and marketing............................            8,622           (1,410)     c         7,212
 General and administrative.....................            2,821              (87)     c         2,734
                                                     ------------     ------------         ------------
  Total operating expenses......................           16,647           (3,200)              13,447
                                                     ------------     ------------         ------------

Income from operations..........................            2,304            8,304               10,608

Interest expense................................              (97)                                  (97)
Gain on sale of TDS product line................                             6,034     f          6,034
Other income (expense), net.....................              223                                   223
                                                     ------------     ------------         ------------
Income before income taxes......................            2,430           14,338               16,768
Income tax provision (benefit)..................             (246)             884     e            638
                                                     ------------     ------------         ------------
Net income......................................         $  2,676        $  13,454           $   16,130
                                                     ------------     ------------         ------------
                                                     ------------     ------------         ------------
Net income per share............................         $   0.22                             $    1.30
                                                     ------------                          ------------
                                                     ------------                          ------------
Number of shares used in per share calculation..           12,372                                12,372

            The accompanying notes are an integral part of the
                consolidated pro forma financial statements

                    SUMMIT DESIGN, INC. AND SUBSIDIARIES
           Footnotes to Pro Forma Consolidated Financial Statements
                                (Unaudited)


1.   BASIS OF PRESENTATION

     The accompanying unaudited pro forma financial statements have been prepared to present the effect of the sale by the Company of substantially all of the assets and certain liabilities related to its Test Development Series ("TDS") product line. The pro forma financial statements have been prepared based upon the historical financial statements of the Company as if the sale had occurred at January 1, 1996.

     The Pro Forma Consolidated Statement of Operations may not be indicative of the results of operations that actually would have occurred if the transaction had been in effect as of the beginning of the period nor do they purport to indicate the results of future operations of the Company. The pro forma financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's 1996 Annual Report on Form 10-K. Management of the Company believes that all adjustments necessary to present fairly such pro forma financial statements have been made based on the terms and structure of the transaction.

2.   PRO FORMA ADJUSTMENTS

     a. To reflect the sale of the net assets of the TDS product line for a purchase price of $5.0 million and the sale of $2.0 million of visual interface licenses as if the sale had occurred on March 31, 1997.

     b. To reflect the impact on deferred taxes and accrued income taxes of the sale of the TDS product line.

     c. To reflect the decrease in Sales, Cost of Sales, Research and Development, Sales and Marketing, and Administrative expenses related to the TDS product line.

     d. To reflect additional Visual Testbench software license sales pursuant to the Software OEM License Agreement with Credence Systems Corporation.

     e. To reflect an increase in income tax expense due to the inclusion of the sale of the TDS product line and sales pursuant to the Software OEM License Agreement. The Company recorded a valuation allowance against net deferred tax assets at December 31, 1996 and March 31, 1997. The sale of the TDS product line and the resulting gain as well as the sales pursuant to the Software OEM License Agreement results in the recognition of a reduction the valuation allowance in the Pro Forma Statement of Operations for the year ended December 31, 1996, thereby decreasing the income tax provision from the expected rate.

     f. To reflect the gain on sale of assets as if the sale had occurred on January 1, 1996.

     Exhibits

      2.1 Asset Purchase Agreement, dated as of May 19, 1997, among Summit Design, Inc., Credence Systems Corporation, Test Systems Strategies, Inc., an Oregon corporation and wholly-owned subsidiary of Summit Design Inc., and Test Systems, Strategies, Inc., a Delaware corporation and wholly-owned subsidiary of Credence Systems Corporation.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              SUMMIT DESIGN, INC.


                              By:  /s/  C. ALBERT KOOB
                                 ---------------------------------
                                   C. Albert Koob
                                   Vice President - Finance,
                                   Chief Financial Officer and Secretary
                                   (Principal Financial and Accounting
                                   Officer and Duly Authorized Officer)



Date:     July 28, 1997

                              INDEX TO EXHIBITS


Exhibit
Number         Description of Document
--------       -----------------------

   2.1 Asset Purchase Agreement, dated as of May 19, 1997, among Summit Design, Inc., Credence Systems Corporation, Test Systems Strategies, Inc., an Oregon corporation and wholly-owned subsidiary of Summit Design Inc., and Test Systems, Strategies, Inc., a Delaware corporation and wholly-owned subsidiary of Credence Systems Corporation.